Exhibit 10.10

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Data  Products  License  Agreement                                        ACXIOM
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                                 PRODUCT SCHEDULE

To the Data Products      March 30, 2001                  Customer:                         Publication Management, Inc.
License Agreement dated:
------------------------  ------------------------------  --------------------------------  ----------------------------
                          InfoBase(R) Internet Directory  Product Schedule Effective Date:  December 01, 2002
Products:                 Assistance
------------------------  ------------------------------  --------------------------------  ----------------------------
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*The  parties  agree  that upon execution of this Product Schedule, the InfoBase
List Product Schedule, dated March 30, 2001, will be modified as provided herein and  each party releases and discharges the other from any and all claims, known or  unknown,  except  for obligations concerning the return of Data and/or other
Confidential Information of either party, arising from the InfoBase List Product
Schedule  referenced  herein.

Capitalized terms not defined in this Product Schedule shall have the meaning given them in the Data Products License Agreement "Agreement" dated March 30, 2001.

TERM
----

The initial term of this Product Schedule ("Product Schedule Initial Term") shall begin on the Product Schedule Effective Date and shall continue for a period of two (2) Years, and thereafter shall continue and remain in effect for additional one (1) Year terms until terminated as set forth below. For purposes of this Product Schedule, the Product Schedule Initial Term and all renewal terms shall be referred to as the "Product Schedule Term." Either party may terminate this Product Schedule to be effective at the end of the Product Schedule Term by providing written notice to the other party ninety (90) days prior to the end of the Product Schedule Term. The data ("Data") provided pursuant to this Product Schedule may be used by Customer for a period not to exceed the Product Schedule Term or as provided herein. Upon any expiration or termination of this Product Schedule, Customer must return or destroy the Data in accordance with the Agreement. The term "Year" is equal to four current, non-duplicated quarterly updates provided to Customer by Acxiom even if it takes longer than a calendar year for Acxiom to provide the required quarterly updates.

PRODUCTS:
--------

The following selected Data package of the Product shall be provided to Customer. If applicable, the specific Data elements etc. to be provided to Customer from the Products are set forth on Attachment 1 attached hereto and made a part hereof.

  X   Internet  Directory  Assistance  file  /  list
-----

Acxiom shall provide the Data to Customer on the type of media and in the format selected below within 15 days of the execution of this Product Schedule.

DATA PACKAGE NUMBER: IDA FORMAT 2
                    -------------
MEDIA: CD ROM
      -------
FORMAT: ASCII COMMA DELIMITED
       ----------------------
CASE: UPPER / LOWER
     --------------
UPDATE TYPE: FULL FILE
            ----------

Acxiom shall provide updates to the Data on a quarterly basis for contemplated used by Customer for a quarter of a year or until replaced by a new current update.

LICENSE  FEES:  $30,000  per Year, $60,000 paid upon execution of this agreement
-------------
as full payment for the first two Years.

PAYMENT TERMS:  The  License  fees  ("License Fees") are due and payable in full
-------------
upon execution of this Product Schedule. Customer agrees to pay all fees due hereunder upon receipt of an invoice from Acxiom.

PERMITTED USES / RESTRICTIONS:  Customer  may  use  the  Data  described in this
-----------------------------
Product Schedule in accordance with the following:

1. Customer may use the Data as part of an Internet or internal intranet directory assistance application ("Directory Assistance Application") on Customer's World Wide Web Internet Sites ("Customer Web Site"), or as provided in the Agreement. As part of the Internet Directory Assistance Application, visitors ("Web Site User") to the Customer Web Site may search a national database of residences and/or businesses provided by Acxiom. Customer agrees that it shall institute appropriate measures to ensure that Web Site Users are prohibited from downloading any Data from the Customer Web Site in any form whatsoever; provided, however, that the Web Site User may print or save up to fifty (50) specific listings at a time to the Web Site User's personal cell phone, personal digital assistant ("PDA") or PC for such Web Site User's personal use only.


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Data  Products  License  Agreement                                        ACXIOM
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2.     Customer  shall  hold  and  use  the Data strictly in accordance with the following  conditions,  unless  otherwise  agreed  in  writing:

     2.1 The Data shall remain on Customer-owned controlled servers ("Customer Servers") at all times during the Product Schedule Term. The initial Customer Server hosting street address is 4840 E. Jasmine, Suite 110, Mesa, Arizona 85205. Customer may change the hosting address set forth herein upon prior written notice to Acxiom, which notice shall contain the new address locations of Customer-owned and controlled servers on which the Data will be stored.

     2.2 Customer shall not use the Data as part of any interactive, on-line, CD-ROM or other derivative product or resell or distribute the Data or any subset thereof in any way except as provided in this Product Schedule.

     2.3 Customer agrees to include the following statement regarding copyright and unauthorized use, which statement shall be prominently displayed on the Customer Web Site or intranet site, as applicable: "This information is proprietary to Acxiom Corporation and is protected under U.S. copyright law and international treaty provisions. This information is licensed for your personal or professional use and nay not be resold or provided to others. You may not distribute, sell, rent, sublicense, or lease such information, in whole or in part to any third party; and you will not make such Acxiom information available in whole or in part to any other user in any networked or time-sharing environment, or transfer the information in whole or in part to any computer other than the PC used to access this information."

     2.4 The parties agree that Acxiom's copyright notice shall be displayed at the end of each session when the Data is downloaded by the Web Site User as described above in Section 1.

3. In the event that Customer receives Acxiom's proprietary BDC, NAICS, or Acxiom's SIC schema (collectively, the "Codes") as part of the Products licensed pursuant to this Product Schedule. In addition to the restrictions set forth herein, Customer shall not modify, adapt, translate, reverse engineer, de-compile, disassemble, or otherwise attempt to discover the technology or methodologies underlying the Codes, nor shall Customer instruct or allow anyone else to undertake such prohibited actions.

SPECIAL TERMS AND CONDITIONS:
----------------------------

In addition to the foregoing, the following special terms and condition are applicable to Customer's use of the Products:

1. Customer agrees that at all times it shall maintain current, accurate and complete books and records relating to its usage of the Data for royalty payments, if applicable, due Acxiom derived therefrom. Customer agrees that Acxiom, or any designee of Acxiom, shall have the right at any time following the Effective Date of this Agreement to examine, inspect, audit, review and copy or make extracts from all such books, records and any source documents used in the preparation thereof during normal business hours upon written notice to Customer at least three (3) business days prior to the commencement of any such examination, inspection, review or audit. Such audit shall be strictly limited to those books and records which specifically relate to royalty information pertinent to the use of the Data.

2. Customer will provide to Acxiom, free of charge, access to an unused banner advertising pool on Customer's Web Site if available when the Data is displayed.

3. Each Customer Web page containing Acxiom Data will display a logo as demonstrated at http://www.acxiom.com/infobase/content/products/dba.asp on the first or initial screen of each results page. Customer agrees that each logo will be hyper-linked to the www.databyacxiom.com page or another page within the Acxiom Web site as determined by Acxiom.

4.     Consumer  Inquiries.  Customer  shall  be  responsible  for accepting and
       -------------------
responding to any communication initiated by a consumer ("Consumer Inquiries") arising out of Customer's services that utilized the Data. Customer agrees that it will implement a "consumer care" system that includes in-house capabilities to suppress consumer information, upon request by a consumer, from Customer Web Site and agrees to honor any such request by suppressing such consumer information from Customer Web Site. The parties agree that as part of Customer's "consumer care" system, Customer may include an opt out notice on the first or initial screen of each results page that provides the consumer with instructions for requesting that the consumer's information be removed form Customer Web Site. Customer may communicate to Acxiom records of the deceased and only Consumer Inquiries that are determined to involve the accuracy of the Data. No reference to Acxiom in written or oral communication to a consumer or in scripts used by Customer in responding to Consumer Inquiries shall be made without Acxiom's prior written approval.


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Data  Products  License  Agreement                                        ACXIOM
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5.     Subsidiaries.  The Subsidiaries listed below shall have access to and use
       ------------
of  the  Data:    NONE


IN WITNESS WHEREOF, the duly authorized representatives of the parties to have access to and use or to provide data have executed this Product Schedule to be effective as of the Product Schedule Effective Date.

YP.NET, INC.
SIMPLE.NET GROUP
TELCO BILLING, INC.
PUBLICATION MANAGEMENT, INC.                    ACXIOM CORPORATION

BY:  /s/ Greg Crane                             BY:  /s/ Anthony J. Sawforo
   ------------------------------                  -----------------------------
     (Signature)                                     (Signature)

Greg Crane                                      Anthony J. Sawforo
---------------------------------               --------------------------------
     (Print or Type Name)                            (Print or Type Name)

Authorized Agent for Director                   Client Executive
---------------------------------               --------------------------------
     (Title)                                         (Title)


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Data Products License Agreement                                           ACXIOM
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                                  ATTACHMENT 1
                           to the Product Schedule and
                         Data Products License Agreement

The Data elements to be provided to Customer are as follows: All available data elements, SIC to SIF translation table and Codes.



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